ADMINISTRATION AGREEMENT

SCHEDULE A

Listing of Funds

SPDR Index Shares Funds

  OPERATIONAL ETFS

SPDR STOXX® Europe 50 ETF

SPDR EURO STOXX 50® ETF

SPDR EURO STOXX 50® Currency Hedged ETF

SPDR EURO STOXX Small Cap ETF

SPDR S&P® Emerging Asia Pacific ETF

SPDR S&P Russia ETF

SPDR S&P China ETF

SPDR S&P Emerging Markets ETF

SPDR S&P Emerging Markets Dividend ETF

SPDR S&P BRIC 40 ETF

SPDR S&P Emerging Europe ETF

SPDR S&P Emerging Latin America ETF

SPDR S&P Emerging Middle East & Africa ETF

SPDR S&P World ex-US ETF

SPDR S&P International Small Cap ETF

SPDR Dow Jones International Real Estate ETF

SPDR S&P Global Infrastructure ETF

SPDR S&P Global Natural Resources ETF

SPDR MSCI ACWI ex-US ETF

SPDR MSCI ACWI IMI ETF

SPDR MSCI ACWI Low Carbon Target ETF

SPDR MSCI EM 50 ETF

SPDR MSCI EM Beyond BRIC ETF

SPDR MSCI EAFE Quality Mix ETF

SPDR MSCI Emerging Markets Quality Mix ETF

SPDR MSCI World Quality Mix ETF

SPDR MSCI Australia Quality Mix ETF

SPDR MSCI Canada Quality Mix ETF

SPDR MSCI Germany Quality Mix ETF

SPDR MSCI Japan Quality Mix ETF

SPDR MSCI Mexico Quality Mix ETF

SPDR MSCI South Korea Quality Mix ETF

SPDR MSCI Spain Quality Mix ETF

SPDR MSCI Taiwan Quality Mix ETF

SPDR MSCI United Kingdom Quality Mix ETF

SPDR Russell/Nomura PRIMETM Japan ETF

SPDR Russell/Nomura Small CapTM Japan ETF

SPDR S&P Global Dividend ETF

SPDR S&P International Dividend ETF

SPDR S&P International Mid Cap ETF

SPDR S&P Emerging Markets Small Cap ETF

SPDR Dow Jones Global Real Estate ETF

SPDR S&P International Consumer Discretionary Sector ETF

SPDR S&P International Consumer Staples Sector ETF

SPDR S&P International Energy Sector ETF

SPDR S&P International Financial Sector ETF

SPDR S&P International Health Care Sector ETF

SPDR S&P International Industrial Sector ETF

SPDR S&P International Materials Sector ETF

SPDR S&P International Technology Sector ETF

SPDR S&P International Telecommunications Sector ETF

SPDR S&P International Utilities Sector ETF

SPDR S&P International Dividend Currency Hedged ETF

SPDR MSCI International Real Estate Currency Hedged ETF

SPDR MSCI China A Shares IMI ETF

SPDR S&P North American Natural Resources ETF

SPDR MSCI EAFE Fossil Fuel Reserves Free ETF

SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF

  SHELF ETFS

SPDR S&P Asia Pacific ETF

SPDR S&P Europe ETF

SPDR S&P Small Cap Emerging Europe ETF

SPDR S&P Emerging Africa ETF

SPDR S&P Emerging South East Asia ETF

SPDR S&P Emerging GCC-Middle East ETF

SPDR S&P Small Cap Emerging Middle East & Africa ETF

SPDR S&P Ireland ETF

SPDR S&P Brazil ETF

SPDR S&P India ETF

SPDR S&P Small Cap Emerging Latin America ETF

SPDR MSCI France Quality Mix ETF

SPDR MSCI Hong Kong Quality Mix ETF

SPDR MSCI Italy Quality Mix ETF

SPDR MSCI Switzerland Quality Mix ETF

SPDR STOXX® Europe 50 Currency Hedged ETF

[REDACTED]

As of September 16, 2016